SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 22, 2017

TRENDMAKER, INC. LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-200624	46-3505091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Bridge Rd #12-02/03 Parkview Square Singapore	188778
(Address of principal executive offices)	(Zip Code)

919-633-2488

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1)

On October 3, 2017, Trendmaker, Inc. Limited., a Nevada corporation (the “Registrant”) advised the firm of Liggett & Webb, P.A., whose address is 1900 S. Congress Ave., Suite 110, Boynton Beach, FL 33426 (“Liggett”), that it was not reappointing the firm as the principal independent accountant of the Registrant.

Except as noted in the paragraph immediately below, the reports of Liggett for the period from August 21, 2013 (Inception) through July 31, 2014, and for the fiscal year ended July 31, 2015, did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The report of Liggett on our financial statements for the period from August 21, 2013 (Inception) through July 31, 2014, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of minimal operations, no revenue since inception, the amount of cash used in operations and an accumulated deficit as of the July 31, 2014.  The report of Liggett on our financial statements for the fiscal year ended July 31, 2015 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of a working capital deficit, an accumulated deficit as of the end of the fiscal year and the amount of cash used in operations.

During the period from August 21, 2013 (Inception) through October 3, 2017, there have been no disagreements with Liggett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Liggett would have caused them to make reference thereto in their report on the financial statements for such periods.  Furthermore, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the period from August 21, 2013 (Inception) through October 3, 2017.

On October 3, 2017, the Registrant provided a draft copy of this report on Form 8-K to Liggett requesting their comments on the information contained therein. The responsive letter from Liggett is filed as an exhibit to this current report on Form 8-K.

(a)(2)

On March 22, 2017, the Registrant engaged the firm Pritchett, Siler & Hardy, P.C., (“Pritchett”) whose address is 1438 North Highway 89, Ste 130, Farmington, UT 84025, as the principal accountant to audit the Registrant’s financial statements for the fiscal years ending July 31, 2016 and July 31, 2017.

During the period from August 21, 2013 (Inception) through July 31, 2014, the fiscal years ended July 31, 2015 and  July 31, 2016, and the subsequent interim period prior to the engagement of Pritchett, neither the Registrant nor anyone on its behalf consulted with Pritchett regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event. The decision to engage Pritchett was recommended and approved by the Registrant’s Board of Directors.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Liggett & Webb, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trendmaker, Inc. Limited

Dated: October 3, 2017	By:	/s/Tan Sri Dato Sri Lai Teck Peng
	Name:	Tan Sri Dato Sri Lai Teck Peng
	Title:	Director

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